SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2018 (October 31, 2018)

ConocoPhillips

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Dairy Ashford Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 293-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02                          DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 31, 2018, Al Hirshberg announced his decision to retire as executive vice president, Production, Drilling and Projects of ConocoPhillips.  Mr. Hirshberg will remain in his position as executive vice president, Production, Drilling and Projects until January 1, 2019.

In connection with Mr. Hirshberg’s retirement, the following changes to the ConocoPhillips executive leadership team will be effective January 1, 2019:

•                  Matt Fox, currently executive vice president, Strategy, Exploration and Technology, will become executive vice president and chief operating officer.  Mr. Fox will have responsibility for worldwide exploration and production operations, corporate planning and technology.

•                  Don E. Wallette, Jr., currently executive vice president, Finance, Commercial and chief financial officer, will be named executive vice president and chief financial officer.  Mr. Wallette will have responsibility for the finance, commercial, acquisitions and divestitures, and information technology functions.

The information regarding Messrs. Fox and Wallette required under Items 401(b), (d) and (e) of Regulation S-K is included under “Executive Officers of the Registrant” on page 26 of ConocoPhillips’ Annual Report on Form 10-K for the year ending December 31, 2017, as filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2018, and is incorporated herein by reference. Messrs. Fox and Wallette will participate in the compensation programs described under “Compensation Discussion and Analysis” beginning on page 45 of ConocoPhillips’ Proxy Statement relating to its 2018 Annual Meeting of Stockholders, as filed with the SEC on April 2, 2018, which description is incorporated herein by reference.  There have been no related party transactions involving either of Messrs. Fox and Wallette (or any of their immediate family members) during the period since December 31, 2016.

The press release issued by ConocoPhillips on October 31, 2018 announcing these changes is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description
99.1	Press Release issued by ConocoPhillips on October 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

	By:	/s/ Kelly B. Rose
		Name:	Kelly B. Rose
		Title:	Senior Vice President, Legal,
Date: October 31, 2018			General Counsel and Corporate Secretary